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                                                                     Exhibit 4.1

FBU
                              [LOGO APPEARS HERE]

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                                                              CALGENE


THIS CERTIFICATE IS TRANSFERABLE    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR STATEMENTS RELATING
 IN BOSTON, MA OR NEW YORK, NY                                                                   TO RIGHTS, PREFERENCES,
                                                                                            PRIVILEGES AND RESTRICTIONS, IF ANY
This Certifies that
                                                                                                     CUSIP 129598108


                                                             SPECIMEN

is the record holder of

                           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                     ------------------------------------                 ------------------------------------
---------------------------------------------------------  CALGENE, INC.  ----------------------------------------------------------
                     ------------------------------------                 ------------------------------------

Herein designated "the Corporation", transferable on the share register of the Corporation upon surrender of this Certificate properly endorsed. By the acceptance of this certificate the holder hereof consents to and agrees to be bound by all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and all amendments thereto. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

 /s/ SIGNATURE APPEARS HERE                                                                       /s/ SIGNATURE APPEARS HERE
         SPECIMEN                                  [SEAL APPEARS HERE]                                     SPECIMEN
        Secretary                                                                             CHAIRMAN AND CHIEF EXECUTIVE OFFICER



 COUNTERSIGNED AND REGISTERED:
   THE FIRST NATIONAL BANK OF BOSTON
      TRANSFER AGENT AND REGISTRAR

 BY /s/ SIGNATURE APPEARS HERE
            SPECIMEN

               AUTHORIZED SIGNATURE

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                                 CALGENE, INC.
     The Corporation is authorized to issue two classes of stock, Common and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.
     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designations, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Transfer Agent of the Corporation at its offices in Boston, New York, Los Angeles or Chicago.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ____________________  Custodian ____________________
                            (Cust)                         (Minor)
                     under Uniform Gifts to Minors
                     Act ________________________________________________
                                              (State)

UNIF TRF MIN ACT  -- ____________________  Custodian (until age ________)
                            (Cust)
                     ____________________  under Uniform Transfers
                           (Minor)
                     to Minors Act ______________________________________
                                                   (State)

      Additional abbreviations may be used though not in the above list.



     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                             X _________________________________________________


                             X _________________________________________________
                               THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                       NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                               FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                               WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By__________________________________________________
THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17A6-15